SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cottonwood Mutual Funds

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COTTONWOOD MUTUAL FUNDS

Clifford Capital Partners Fund

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

312.564.5100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 13, 2016

Dear Shareholders:

The Board of Trustees of Cottonwood Mutual Funds (the “Trust”) is holding a special meeting (“Special Meeting”) of shareholders of the Clifford Capital Partners Fund (the “Fund”), a series of the Trust, on Wednesday, January 13, 2016 at 10:00 a.m., Central Time.  The meeting will be held at the offices of the Trust located at 225 West Washington Street, 21st Floor, Chicago, Illinois 60606.

The Special Meeting is being held to obtain shareholder approval:

1.

To reorganize the Fund from a series of the Trust to a series of World Funds Trust (the “New Fund”) (the “Reorganization”).  The Reorganization is not expected to result in any change in the way the Fund is managed or its objective, policies and strategies.  Because the Fund pays a unitary fee to Clifford Capital Partners, LLC (the “Adviser”) from which the Adviser pays the operating expenses of the Fund, the New Fund’s total annual operating expense ratio will be the same as the Fund following the Reorganization.  The Adviser will continue as the investment adviser for the New Fund and the person responsible for the day-to-day management of the Fund will not change.  The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization; and

2.

To approve revisions to the Fund’s fundamental investment restrictions.

The Trust has fixed the close of business on December 1, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.  Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  You are cordially invited to attend the Special Meeting.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

The Trust’s Board of Trustees has carefully reviewed the proposals and recommends that you vote “FOR” each proposal.

By order of the Board of Trustees of the Trust,

Daniel T. Hart

Chairman of the Board of Trustees and President of the Trust

December ___, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON January 13, 2016: This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at

COTTONWOOD MUTUAL FUNDS

Clifford Capital Partners Fund

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

312.564.5100

QUESTIONS & ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated:  December ____, 2015

Question:

What is this document and why did you send it to me?

Answer:

The attached document is a proxy statement for the Clifford Capital Partners Fund (the “Existing Fund”), a series of Cottonwood Mutual Funds (the “Trust”).  The purpose of this Proxy Statement (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the Clifford Capital Partners Fund (the “New Fund”), a newly created series of World Funds Trust (“WFT”) (the “Reorganization”) as described in the Agreement and Plan of Reorganization between the Trust and WFT (the “Plan”).  The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization.  The Proxy Statement should be reviewed and retained for future reference.

The Proxy Statement also solicits votes from shareholders of the Existing Fund to approve certain revisions to the Existing Fund’s fundamental investment restrictions.  Such revisions are intended to modernize the restrictions applicable to the Existing Fund and streamline its operations and allow it to recognize certain changes in legal framework when they occur.

Question:

What is the purpose of the Reorganization?

Answer:

The primary purpose of the Reorganization is to move the Existing Fund from the Trust to WFT.  As separate series of the Trust, the Existing Fund retains various service providers who provide an array of services to the Trust.  These services include custody, administration, accounting, transfer agency and distribution (“Third Party Service Arrangements”).  Clifford Capital Partners, LLC (the “Adviser”), the investment adviser to the Existing Fund, has conveyed its belief that the Existing Fund could realize benefits from the Third Party Service Arrangements provided through WFT because of its belief that such Third Party Service Arrangements will be superior to those currently received by the Fund.  In particular, the Adviser indicated that it expected that the New Fund would benefit from the distribution assistance to be offered by certain of the new Third Party Service Arrangements.

Currently, Third Party Service Arrangements are provided to the Trust by UMB Bank, N.A. (custody); Cortland Fund Services, LLC (administration); Mutual Shareholder Services, LLC (sub-transfer agent and fund accountant); Rafferty Capital Markets, LLC (distribution and underwriting). Third Party Service Arrangements are provided to WFT by the following service providers: Fifth Third Bank (custody), Commonwealth Fund Services, Inc. (accounting, administrative and transfer agency); and First Dominion Capital Corp. (distribution and underwriting).  The New Fund will be overseen by a different Board of Trustees.

i

The Adviser and the Trust’s Board of Trustees recommend that the Existing Fund be reorganized as a separate series of WFT.

Question:

How will the Reorganization work?

Answer:

In order to reconstitute the Existing Fund as series of WFT, a replica of the fund, referred to as the “New Fund,” has been created as a new series of WFT.  If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in return for all of the then outstanding shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities.  The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund.  The New Fund offers the same share classes as the Existing Fund.  As such, shareholders of the Existing Fund’s Investor Class Shares and Institutional Class Shares will receive Investor Class Shares and Institutional Class Shares, respectively, of the New Fund.

Existing Fund shareholders will become New Fund shareholders.  Immediately after the Reorganization, each shareholder will hold the same number of shares of the New Fund, with the same net asset value per share and total value, as the shares of the Existing Fund that he or she held immediately prior to the Reorganization.  Immediately thereafter, the Existing Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about February ____, 2016.

Question:

How will the Reorganization affect me as a shareholder?

Answer:

If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund.  The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the Reorganization.  The Reorganization will not affect the value of your investment at the time of the Reorganization.  The Reorganization is expected to be tax-free to the Existing Fund and its shareholders.  The Reorganization will not shift portfolio management oversight responsibility.  By engaging the Adviser to manage the New Fund, the current investment adviser to the Existing Fund will continue to use the same portfolio manager that has been responsible for buying and selling securities for the Existing Fund since the Existing Fund’s inception in January 2014. The investment objective and strategies of the New Fund will be identical to those of the Existing Fund.  Note that proposal 2 is seeking shareholder approval of certain revisions to the Existing Fund’s fundamental investment restrictions. Should proposal 2 be approved by shareholders, those changes to fundamental investment restrictions will also be part of the New Fund.

The Reorganization will change the Third Party Service Arrangements.

The Reorganization will move the assets of the Existing Fund from the Trust, which is a Delaware statutory trust, to the New Fund, a series of WFT, which is also organized as a Delaware statutory trust.  As a result of the Reorganization, the New Fund will operate under the supervision of a different Board of Trustees.

A list of the Third Party Arrangements of the Fund are outlined below:

	Existing Fund, a series of	New Fund, a series of
Service Providers	Cottonwood Mutual Funds	World Funds Trust
Investment Adviser	Clifford Capital Partners, LLC	No Change – Clifford Capital Partners, LLC
Distributor & Principal Underwriter	Rafferty Capital Markets, LLC.	Change – First Dominion Capital Corp.
Custodian	UMB Bank, N.A.	Change – Fifth Third Bank
Accounting Services	Mutual Shareholder Services, LLC	Change – Commonwealth Fund Services, Inc.
Sub-Transfer Agent / Transfer Agent	Mutual Shareholder Services, LLC (Sub-Transfer Agent)	Change – Commonwealth Fund Services, Inc. (Transfer Agent)
Administrator	Cortland Fund Services, LLC	Change – Commonwealth Fund Services, Inc.

Question:

Who will manage the New Fund?

Answer:

The Adviser will continue to be responsible for overseeing the management of the New Fund, and the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to manage the New Fund.

Question:

How will the Reorganization affect the fees and expenses I pay as a shareholder of the Existing Fund?

Answer:

The Reorganization will not result in any increase in the advisory fees payable by the New Fund over the advisory fees currently incurred by the Existing Fund.  The Reorganization will not result in any increase in the expense ratio for the New Fund’s shares.  Because the Fund pays a unitary fee to the Adviser from which the Adviser pays the operating expenses of the Fund, the New Fund’s total annual operating expense ratio will be the same as the Fund following the Reorganization.

Question:

What are the tax consequences of the Reorganization?

Answer:

It is expected that neither the Existing Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust and WFT expect to receive a tax opinion confirming this position.  Shareholders should consult their tax advisor about possible foreign, state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question:

Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:

Why do I need to vote?

Answer:

Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon.  Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the number of shares you own.

Question:

How does the Trust’s Board of Trustees (the “Trust Board”) recommend that I vote?

Answer:

After careful consideration and upon recommendation of the Adviser, the Trust’s Board unanimously recommends that shareholders vote “FOR” the Reorganization (Proposal 1).

Additionally, after careful consideration and upon recommendation of the Adviser, the Trust’s Board unanimously recommends that shareholders vote “FOR” the revised fundamental investment restrictions (Proposal 2).

Question:

Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:

Clifford Capital Partners, LLC, the investment adviser to the Existing Fund and the New Fund, will pay the costs associated with the proposals. The expenses are approximately $35,000.

Question:

What will happen if the Plan is not approved by shareholders?

Answer:

If shareholders of the Existing Fund do not approve the Plan, the Existing Fund will not be reorganized into the New Fund and will remain as a series within the Trust.

Question:

What will happen if the revisions to the fundamental investment restrictions are not approved by shareholders?

If shareholders of the Existing Fund do not approve the revisions to the fundamental investment restrictions, they will remain in their current form.  Note that passage of proposal 1 is not contingent on passage of proposal 2, meaning that if shareholders approval proposal 1 but not proposal 2, the Reorganization will occur.

Question:

How do I vote my shares?

Answer:

You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question:

Who do I call if I have questions?

Answer:

If you have any questions about the proposals or the proxy card, please do not hesitate to call 1.800.xxx.xxxx.

COTTONWOOD MUTUAL FUNDS

Clifford Capital Partners Fund

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

312.564.5100

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 13, 2016

____________

Introduction

Cottonwood Mutual Funds (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Clifford Capital Partners Fund (the “Fund”), a separate series of the Trust, in order to seek shareholder approval of a proposal to reorganize the Fund from a series of the Trust to a separate series of World Funds Trust (the “Reorganization”) and a proposal to revise the fundamental investment restrictions of the Fund.  The Reorganization is not expected to result in any changes in the way the Fund is managed or in its investment objective, policies and strategies.  Because the Fund pays a unitary fee to Clifford Capital Partners, LLC (the “Adviser”) from which the Adviser pays the operating expenses of the Fund, the New Fund’s total annual operating expense ratio will be the same as the Fund following the Reorganization.  The Adviser will continue as investment adviser for the New Fund and the person responsible for the day-today management of the Fund’s securities portfolio will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.  The Special Meeting will be held at the offices of the Trust located at 225 West Washington Street, 21st Floor, Chicago, Illinois 60606 at 10:00a.m. Central Time, on Wednesday, January 13, 2016.  This Proxy Statement and form of proxy are being mailed to shareholders of record on or about December ___, 2015.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following specific purposes:

1.

To approve of an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Clifford Capital Partners Fund, a series of the Trust, to a newly created fund also called the Clifford Capital Partners Fund (the “New Fund”), which is a series of World Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Clifford Capital Partners Fund to its shareholders in complete liquidation of that Fund (the “Reorganization”).

2.

To approve revisions to the Clifford Capital Partners Fund’s fundamental investment restrictions.

3.

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 1, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report.  At your request, the Trust will send you a free copy of the Fund’s current prospectus and statement of additional information.  Please call the Fund at 1.866.878.5677 or write to Clifford Capital Partners Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview, Ohio 44147 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.  [You may also access this information on the Fund’s website at www.cliffordcapfunds.com.]

PROPOSAL 1

Clifford Capital Partners Fund

To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Clifford Capital Partners Fund (the “Existing Fund”), a separate series of the Trust, to a newly created corresponding fund also called the Clifford Capital Partners Fund (the “New Fund”), which is a separate series of World Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Existing Fund to its shareholders, in complete liquidation of the Existing Fund (the “Reorganization”).

SUMMARY OF PROPOSAL

Below is a brief summary of the Proposal and how it will affect the Existing Fund.  We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of the Existing Fund.  The Existing Fund is currently part of Cottonwood Mutual Funds (the “Trust”).  The Existing Fund offers two classes of shares – Investor Class Shares and Institutional Class Shares. If approved by shareholders, the Existing Fund will be reorganized into a newly created series (the “New Fund”) of World Funds Trust (the “New Trust”).  The Reorganization will not change the name, investment objective, investment strategies or investment policies of the Existing Fund.  (Note that Proposal 2 seeks shareholder approval of revisions to the Existing Fund’s fundamental investment restrictions).  The Existing Fund’s investment adviser and portfolio manager will remain the same.  The service providers to the New Fund, however, will change.  The current service providers are:  UMB Bank, N.A. (custody); Cortland Fund Services, LLC (administration); Mutual Shareholder Services, LLC (sub-transfer agent and fund accountant); Rafferty Capital Markets, LLC (distribution and underwriting).   The service providers to the New Trust are: Fifth Third Bank (custody), Commonwealth Fund Services, Inc. (accounting, administrative and transfer agency); and First Dominion Capital Corp. (distribution and underwriting).

Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Existing Fund shares owned by the shareholder immediately prior to the Reorganization.  The New Fund will offer comparable shareholder services as the Existing Fund.  Because the Fund pays a unitary fee to Clifford Capital Partners, LLC (the “Adviser”) from which the Adviser pays the operating expenses of the Fund, the New Fund’s total annual operating expense ratio will be the same as the Existing Fund following the Reorganization.  The Adviser believes shareholders may benefit in the long-term as a result of anticipated asset growth opportunities in the New Trust.  The Adviser has conveyed its belief that the Existing Fund could realize benefits from the Third Party Service Arrangements provided through WFT because of its belief that such Third Party Service Arrangements will be superior to those currently received by the Existing Fund. In particular, the Adviser indicated that it expected that the New Fund would benefit from the distribution assistance to be offered by certain of the new Third Party Service Arrangements.  The New Fund is overseen by a board of trustees that is comprised of individuals who are different than the individuals comprising the Board of Trustees that oversee the Trust.

Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows: (a) the Existing Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund and the New Fund will assume all of the liabilities of the Existing Fund, and (b) the

Existing Fund will distribute the New Fund’s shares to its shareholders. Following the Reorganization, the Existing Fund will be dissolved.  A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Plan”).

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), considered the Reorganization Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the Existing Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization.

If the Reorganization Plan is not approved by shareholders, then the Trustees of the Existing Fund will consider other appropriate action.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•

Prospectus and Statement of Additional Information (“SAI”) for the Existing Fund dated May 1, 2015; and

•

Annual Report to Shareholders of the Existing Fund, including financial statements for the fiscal year ended December 31, 2014.

The most recent annual report of the Existing Fund, including financial statements, for the fiscal year ended December 31, 2014 and the most recent semi-annual report for the period ended June 30, 2015 have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Existing Fund at the address set forth on the first page of this Proxy Statement or by calling 1.866.878.5677, and they will be sent to you within three business days by first class mail. You may also access these reports on the Fund’s website at www.cliffordcapfunds.com.

REASONS FOR THE REORGANIZATION

Clifford Capital Partners, LLC (the “Adviser”), the investment adviser to the Existing Fund, has recommended that the Board consider and approve the Reorganization.  The Adviser’s recommendation, in part, follows discussions with the Board as to the future prospects for the Existing Fund within the Trust. Among other things, the Board noted that the Adviser has considered the size of the Existing Fund, and the difficulty in its being able to recognize benefits that possibly may be associated with a different set of service providers. The Adviser has indicated that its ability to support and enhance the prospects for future success of the Existing Fund will be served best through the New Trust.

In particular, the Adviser indicated that it expected that the New Fund would benefit from the service providers of the New Trust based on the Adviser’s general belief in the superiority of the quality of those service providers compared to the service providers of the Trust in light of the long-term objectives of the Adviser for the Existing Fund, which include more capacity to assist the Fund’s shareholders with servicing and enhanced distribution. The Board considered that the Reorganization is not anticipated to result in any increase in the expense ratio for the New Fund’s shares.  Because the Existing Fund pays a unitary fee to the Adviser from which the Adviser pays the operating expenses of the Existing Fund, the New Fund’s total annual operating expense ratio will be the same as the Existing Fund following the Reorganization.  The Adviser noted, and the Board considered, that shareholders that did not wish to become part of the New Trust could redeem their shares from the Existing Fund prior to the Reorganization without the imposition of any redemption fee.  In addition, the Board considered that the New Fund was designed to be basically a replica of the Existing Fund, with identical investment objectives, policies and strategies and that it will continue to be managed by the Adviser and by the same portfolio manager.  The Board considered that the Adviser would pay the costs and expenses of the Reorganization.  The Board noted that it is the expectation that the Existing Fund will experience no increase in fees since the Fund pays a unitary fee to the Adviser from which the Adviser pays the operating expenses of the Fund. The Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences for the Reorganization to the Fund or its shareholders, and that the Fund will receive a legal opinion to that effect prior to the Reorganization.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan and has recommended such Plan to shareholders for their approval.  In approving the Reorganization, the Trustees of the Trust determined that the proposed reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.  The Board also considered that shareholder interests would not be diluted as a result of the Reorganization because the Reorganization will be effected on the basis of each Fund’s relative NAV.  Thus, shareholders of the Existing Fund will receive a number of full and fractional shares of the New Fund, equal in value to the number of full and fractional shares of the Existing Fund held by them prior to the Reorganization.

The Board now submits to shareholders of the Existing Fund a proposal to approve the Reorganization.   If shareholders approve the Proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan.  If approved, the Reorganization is expected to take effect on or about 4:00 p.m. Eastern Time on February ______, 2016 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.  Following the Reorganization, the Existing Fund will be dissolved.

SUMMARY OF THE PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan. This summary is qualified in its entirety by reference to the Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

Under the Plan, the Existing Fund, a series of the Trust, will transfer all of its assets and liabilities to the New Fund, a newly organized series of the New Trust, in exchange for a number of New Fund shares equivalent in number and value to shares of the Existing Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Existing Fund shareholders in complete liquidation of the Existing Fund so that each Existing Fund shareholder would receive shares of the New Fund equivalent to the number of Existing Fund shares held by such shareholder on the Closing Date.  Like the Trust, the New Trust is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).  If the Reorganization is approved and implemented, shareholders of the Existing Fund will become shareholders of the New Fund. If approved, the Reorganization is expected to close on or about 4:00 p.m. Eastern Time on February ___, 2016, although the date may be adjusted in accordance with the Plan.

The Reorganization is subject to a number of conditions set forth in the Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust.  The significant conditions include approval of the Plan by shareholders of the Existing Fund and the receipt of an opinion of counsel that the Reorganization should be considered a "reorganization" for federal income tax purposes (neither of which may be waived). The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Existing Fund, by the Board of Trustees of the Trust.  In addition, the Plan may be amended upon mutual agreement.

COMPARISON OF THE EXISTING FUND AND THE NEW FUND

Clifford Capital Partners Fund

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

The New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Existing Fund.    (Note that Proposal 2 seeks shareholder approval of revisions to the Existing Fund’s fundamental investment restrictions).

Fees and Expenses

The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Existing Fund’s prospectus and on estimates for the New Fund.  The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s Shares as compared to the Shares of the Fund.

Table of Fees and Expenses

Investor Class Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund (pro forma)
Management Fee	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.20%	0.20%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.10%	1.10%

Institutional Class Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund (pro forma)
Management Fee	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.90%	0.90%

Example

This example is intended to help you compare the costs of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds.  The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Existing Fund
Investor Class Shares	$112	$350	$606	$1,340
Institutional Class Shares	$92	$287	$498	$1,108

New Fund (Pro Forma)
Investor Class Shares	$112	$350	$606	$1,340
Institutional Class Shares	$92	$287	$498	$1,108

Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Existing Fund, including telephone purchases and redemptions.  The New Fund, like the Existing Fund, offers an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee.  Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Minimum Initial and Subsequent Investment Amounts

The New Fund will offer the same investment minimums and subsequent investment minimums as the Existing Fund.  These minimums are: $2,500 for Investor Class Shares and $100,000 for Institutional Class Shares.  Subsequent investments must be in amounts of $100 for Investor Class Shares and $1,000 for Institutional Class Shares.

Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Existing Fund.  Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization.  Shareholders who currently have capital gains reinvested in the Existing Fund will continue to have capital gains reinvested in the New Fund.

Distribution Arrangements

The Existing Fund and New Fund are each offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Fiscal Year End

The Existing Fund currently operates on a fiscal year ending the last day in December.    Following the Reorganization, the New Fund will operate on a fiscal year ending on the last day of December.

Comparative Information about the Company and New Trust

The Trust is organized as a Delaware statutory trust and the New Trust is also organized as a  Delaware statutory trust.  They each have adopted Declarations of Trust and By-Laws (“Governing Documents”).  There are no material differences in shareholder rights between the Governing Documents of the Trust and the New Trust.

The Investment Adviser and Portfolio Manager

Clifford Capital Partners, LLC (the “Adviser”) is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Adviser is a registered investment adviser.

The Fund is managed by Ryan P. Batchelor, CFA, CPA.  Mr. Batchelor has managed the Fund since its inception. The Adviser was organized in 2010 as a Illinois limited liability company and its address is 40 Shuman Blvd., Suite 256, Naperville, Illinois 60563.  Mr. Batchelor owns 48% of the Adviser.  The remaining ownership of the Adviser is held by Wayne G. Pierson, CFA, CPA (48%), David W. Passey (2%), and Heather D. Bryce (2%).   As of September 30, 2015, the Adviser had approximately $31 million in assets under management.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees.

Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, interest expense, interest and dividend expenses on securities sold short, the costs of acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses.  For its services the Adviser receives an investment management fee equal to

0.90% of the average daily net assets of the Fund.  For the fiscal year ended December 31, 2014, the Adviser received an aggregate fee of 0.90% for investment advisory services performed, expressed as a percentage of average net assets of the Fund.

The Portfolio Manager

The portfolio manager for the Fund will remain the same and will continue serving as such to the New Fund.  Information on the portfolio manager is below.  For more detailed information on the portfolio manager’s compensation information, other accounts managed, and ownership of securities in the Existing Fund, see the Existing Fund’s Prospectus and Statement of Additional Information.

Ryan P. Batchelor, CFA, CPA. Ryan Batchelor is principal, co-founder and portfolio manager at the Adviser.  Prior to founding the Adviser in April 2010, he served as a senior equity analyst at Wells Capital Management from March 2007 until March 2010 where he was a generalist, scouring all sectors of the market but also had specific responsibility for the financial services sector.

Before joining Wells Capital Management, Mr. Batchelor was an equity strategist and analyst with Morningstar, Inc. where he served as specialty finance analyst and team leader.  He initiated the five page InternationalInvestor section in the firm’s flagship StockInvestor monthly stock investment newsletter and implemented department-wide improvements to Morningstar’s foreign coverage universe. Ryan was quoted in local and national media, including The Wall Street Journal, Barron’s, The Economist, Financial Times, USA Today, and US News & World Report. He also made live television appearances on CNBC and Bloomberg TV, as well as radio spots on NPR, Bloomberg Radio and local stations.  Mr. Batchelor graduated summa cum laude from Brigham Young University - Hawaii in 1999 with a B.S. in Accounting and received his MBA in Finance from the Marriott School of Management at Brigham Young University in 2004. He holds the Chartered Financial Analyst and Certified Public Accountant professional designations.

EXPENSES OF THE REORGANIZATION

The Adviser will pay the costs and expenses associated with the Reorganization.  The expenses to be paid by the Adviser are currently estimated to be approximately $35,000.

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Fund will utilize different service providers as the Existing Fund.

Distributor and Underwriter

First Dominion Capital Corp. (“FDCC”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, will serve as the New Fund’s exclusive agent for the distribution of the New Fund’s shares.  The Distributor may sell the New Fund’s shares to or through qualified securities dealers or others.

Rafferty Capital Markets, LLC, located at 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530, serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust.  The Distributor promotes and sells shares of the Fund on a continuous basis.

Administrator, Transfer Agent, and Accounting Services

Commonwealth Fund Services, Inc. (“CFS”) 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 will serve as the New Fund’s administrator, transfer agent and accounting agent.

In its capacity as administrator, CFS will supervise all aspects of the operations of the New Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of Trustees of the New Trust, is the sole owner of CFS.  CFS will provide certain administrative services and facilities for the New Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.  CFS, as administrative agent for the New Fund, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS will provide certain shareholder and other services to the New Fund, including furnishing account and transaction information and maintaining shareholder account records.  CFS will be responsible for processing orders and payments for share purchases.  CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

CFS will also provide accounting services to the New Fund.  CFS will be responsible for accounting relating to the New Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the New Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

With regard to the Fund, Cortland Fund Services LLC, 225 W. Washington Street, 21st Floor, Chicago, Illinois 60606, acts as Administrator to the Fund.  The Administrator engages, oversees and coordinates the activities of the other service providers, and monitors certain aspects of the Fund’s operations.  The Administrator provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities.

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's sub-transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services.

Custodian

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, will serve as the custodian of the New Fund's assets. Fifth Third Bank has entered into a foreign sub-custody arrangement with The Bank of New York, as the approved foreign custody manager (the Delegate) to perform certain functions with respect to the custody of the New Fund's assets outside of the United States of America. The Delegate shall place and maintain the New Fund's assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the New Fund's assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

UMB Bank, NA served as the custodian to the Fund. With the consent of the Trust, UMB has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the New Trust’s Board of Trustees (the “New Board”) in a substantially similar manner as the Existing Fund is overseen by the Trust’s Board.  The business of the New Trust is managed under the direction of the New Board in accordance with the Governing Documents, which have been filed with the SEC.  The New Board consists of four individuals, three of whom are Independent Trustees. Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer.  The New Board also retains the power to conduct, operate and carry on the business of the New Trust and have the power to incur and pay any expenses, which, in the opinion of the New Board, is necessary or incidental to carry out any of the New Trust’s purposes.  The New Board of the New Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the New Trust.  The New Board, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  The New Trust offers the same limitation of liability as the Trust to its New Board, officers, employees and agents. Following is a list of the members of the New Board and executive officers of the New Trust and their principal occupations over the last five years.  The Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk(*).

Each Trustee was nominated to serve on the New Board based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  The New Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

David J. Urban.  Mr. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals.

Mary Lou H. Ivey.  Ms. Ivey has over 10 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board.

Theo H. Pitt, Jr.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

John Pasco III. Mr. Pasco serves as President, Treasurer and Director of the Trust’s administrator, transfer agent and fund accountant and also serves as a member of one other mutual fund board outside of the Trust complex.  Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange

Commission.  With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration.

Following is a list of the Trustees and executive officers of the New Trust and their principal occupation over the last five years.

INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 70	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Fund Services, Inc. (“CFS”), the Trust's Administrator, Transfer Agent and Pricing Agent, since 1993; and President and Director of First Dominion Capital Corp. (“FDCC”), the Trust's underwriter, since 1985. Mr. Pasco is a certified public accountant.	14	The World Funds, Inc.; American Growth Fund, Inc.

*

Mr. Pasco would be an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFS and FDCC.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 60	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	14	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 57	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from1997 to 2007.	14	None
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 79	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) from 1997 to present; and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	14

Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Leeward Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; DGHM Investment Trust for the two series of that Trust; and Starboard Investment Trust for the 22 series of that trust; (all registered investment companies).

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 51	Treasurer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Companies, since 2003.	N/A	N/A
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 52	Vice President	Indefinite, Since November 2013

Managing Director of Business Development, Commonwealth Companies, October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.

				N/A	N/A
Ann MacDonald 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 61	Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Companies, 2003 – present.	N/A	N/A
John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A
Cynthia D. Baughman 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Assistant Secretary	Indefinite, Since November 2013

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).

				N/A	N/A
Holly B. Giangiulio 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 53	Assistant Secretary	Indefinite, Since May 2015	Managing Director, Corporate Operations, Commonwealth Companies, since 2015, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

The New Board oversees the New Trust and certain aspects of the services provided by the Adviser and the other service providers.  Each Trustee will hold office until his or her successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the New Trust serves at the pleasure of the Board and for a term of one year or until his or her successors have been duly elected and qualified.

The Board of Trustees of the New Trust has established an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee

The Audit Committee of the Board is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt.  The functions of the Audit Committee are to meet with the New Trust's independent auditors to review the scope and findings of the annual audit, discuss the New Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the New Trust's management practices, review the impact of changes in accounting standards on the New Trust's financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board.  For the New Trust’s most recent fiscal year ended December 31, 2014, the Audit Committee met 4 times.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt.  The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit B – the charter also describes the process by which shareholders of the New Trust may make nominations.  For the New Trust’s most recent fiscal year ended December 31, 2014, the Corporate Governance Committee met once.

The Valuation Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt.  The Valuation Committee meets as needed in the event that the Fund holds any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis.  For the New Trust’s most recent fiscal year ended December 31, 2014, the Valuation Committee did not meet.

The Chairman of the New Board is Mr. Pasco, who is an “interested person” of the New Trust, within the meaning of the 1940 Act. The New Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the New Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the New Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the New Trust and its shareholder base, the Trustees of the New Trust have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the New Board.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the New Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the New Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the New Trust, including the New Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the New Trust and its service providers; (6) receiving and reviewing reports from the New Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the New Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the New Trust’s compliance policies and procedures and the effectiveness of their implementation.  The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the New Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the New Trust are discussed above.

Trustee and Officer Compensation

Each Trustee who is not an "interested person" of the New Trust may receive compensation for their services to the New Trust.  All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.  Each Trustee will receive an annual retainer from the Trust of $18,000, allocated among the various Trust series.

Mr. Julian G. Winters is compensated by the New Trust for services rendered as Chief Compliance Officer.  All other officers of the New Trust and Trustees who are interested persons of the New Trust or the Adviser will receive no salary or fees from the New Trust.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by either the Existing Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor should a gain or loss be recognized by the shareholders of the Existing Fund as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Existing Fund shares. In addition, a shareholder’s tax basis for shares held in the Existing Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Existing Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

CAPITALIZATION

The following table sets forth as of the semi-annual period on June 30, 2015: (1) the audited capitalization of the Fund, and (2) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been approved.  If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Funds and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Clifford Capital Partners Fund
Investor Class Shares	$ 55,977	$10.93	5,021
Institutional Class Shares	$2,236,227	$11.16	200,466
Total	$2,292,204		205,487
Adjustment
New Fund (pro forma)
Investor Class Shares	$ 55,977	$10.93	5,021
Institutional Class Shares	$2,236,227	$11.16	200,466
Total	$2,292,204		205,487

Note that the approval of Proposal 1 is not contingent on the approval by shareholders of Proposal 2, meaning that if shareholders approve Proposal 1 but not Proposal 2 the Reorganization will take place.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSED PLAN OF REORGANIZATION

PROPOSAL 2

Clifford Capital Partners Fund

To approve revisions to the Clifford Capital Partners Fund’s fundamental investment restrictions.

The 1940 Act requires all mutual funds, including the Clifford Capital Partners Fund (the “Fund” or “Existing Fund”), to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of the Fund's outstanding voting securities.  Upon the recommendation of Clifford Capital Partners, LLC, the Fund’s investment adviser, the Trustees have reviewed the Fund’s current fundamental investment restrictions and have recommended that the fundamental restrictions be amended in order to increase the investment flexibility of the Fund and to simplify and modernize the restrictions to conform to changes in the law.

For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA"), which preempted state "blue sky" securities regulation of all mutual funds.  Some of the investment restrictions initially adopted by the Fund may have been imposed by the states and are no longer applicable.  Additionally, some of the Fund's other investment restrictions are more restrictive than the 1940 Act requires. As a result, certain changes are proposed in order to preserve the ability of the Fund to respond to favorable future legal, regulatory, market or technical changes.

While the increased flexibility may mean that the Fund will be subject to greater risk, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the Fund. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objectives and strategies long held by the Fund's management.  Should the Proposal be approved by shareholders, it is anticipated that it would become effective on or about February ____, 2016.

Each of the investment restrictions proposed to be amended, as well as the reason for each Proposal, is outline below.

Proposal 2.1

Borrowing Money

To amend the investment restriction that currently provides that the Fund will not:

Borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

If the proposed amendment is approved by shareholders, the restriction would read that the Fund:

May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law.  The 1940 Act currently permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits a fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes.  Moreover, if the current applicable law were to change, the Fund would be able to conform to any such new law.

Proposal 2.2

Senior Securities

To amend the investment restriction that currently provides that the Fund will not:

Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

If the proposed amendment is approved by shareholders, the restriction would read that the Fund:

May not issue any senior security to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A “senior security” is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings. A fund may not issue a senior security.  However, the SEC staff has indicated that it will not raise the issue as to whether a fund has created a senior security where the fund had segregated assets appropriately or entered into offsetting transactions. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues. In the event that this Proposal 2.2 is approved, the Fund would have a more standardized senior securities restriction.

Proposal 2.3

Underwriting

To amend the restriction that currently provides that the Fund will not:

Act as underwriter securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

If the proposed amendment is approved by shareholders, the restriction would read that the Fund:

May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law.  Moreover, if the current applicable law were to change, the Fund would be able to conform to any such new law.

Proposal 2.4

Real Estate

To amend the restriction that currently provides that the Fund will not:

Purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

If the proposed amendment is approved by shareholders, the restriction would read that the Fund:

May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law.  In the event Proposal 2.4 is approved, it may minimize the necessity for the Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Fund’s investment objectives and policies and with applicable law and regulatory policy.

Proposal 2.5

Commodities

To amend the restriction that currently provides that the Fund will not:

Will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

If the proposed amendment is approved by the shareholders, the investment restriction would read that the Fund:

May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law.  In the event Proposal 2.5 is approved, it may minimize the necessity for the Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Fund’s investment objectives and policies and with applicable law and regulatory policy.

Proposal 2.6

Loans

To amend the restriction that currently provides that the Fund will not:

Make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If the proposed amendment is approved by shareholders, the investment restriction would read that the Fund:

May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law.

Proposal 2.7

Concentration

To amend the restriction that currently provides that the Fund may not:

Not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

If the proposed amendment is approved by shareholders, the investment restriction would read that the Fund:

May not invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations.)

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law.  Additionally, the 1940 Act requirement relates to 25% of the value of a fund’s “net” assets as opposed to “total” assets and, while the Fund has been operated in a manner that is consistent with the 1940 Act, the prior restriction specified “total” assets.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED REVISIONS TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS

VOTING AND OTHER INFORMATION

Quorum and Required Vote.  One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of Proposal 1 requires the affirmative vote of a majority of the Shares entitled to be voted at the Special Meeting.

Approval of Proposal 2 requires

the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Effect of Abstentions and Broker “Non-Votes.”  All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Existing Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Existing Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Voting by Proxy.  The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided.  The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting.  Returning your proxy card will not affect your right to attend the Special Meeting and vote.  The Trust has named Daniel T. Hart and Greg Myers as proxies, and their names appear on your proxy card(s).  By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting.  If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed.  If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposals as recommended by the Trust’s Board of Trustees.  If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Meeting other than the proposals discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 225 West Washington Street, 21st Floor, Chicago, Illinois 60606, or by attending the Special Meeting and voting in person.

Voting in Person.  If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.  The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  225 West Washington Street, 21st Floor, Chicago, Illinois 60606, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment.  In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.  Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposals to adjourn the Special Meeting.

Annual and Semi-Annual Reports to Shareholders.  For a free copy of the Fund’s semi-annual report for the period ended June 30, 2015 or annual report for the fiscal year ended December 31, 2014, shareholders of the Fund may call 1.866.878.5677 or write to the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Proxy Solicitation Costs.   The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials will be borne by the Adviser and not the Fund.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: the Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling 1.866.878.5677.

Outstanding Shares.  The shares outstanding of the Fund as of December 1, 2015 are: _______.

Security Ownership of Management and Certain Beneficial Owners.  To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.  As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Existing Fund.  On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Name and Address	Number of Shares Owned	Percentage Held
	_______ _______ _______	____% _____% _____%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Commissions Paid to Affiliated Brokers.  During the Fund's most recently completed fiscal year ended December 31, 2014, the Fund did not pay any commissions to any affiliated brokers.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of ______ 2015, by and among the Clifford Capital Partners Fund (“Transferring Fund”), a series of Cottonwood Mutual Funds (“Trust”); the Clifford Capital Partners Fund (the “Acquiring Fund”), a series of World Funds Trust (“World Funds Trust”); and Clifford Capital Partners, LLC (the “Adviser”) for purposes of Sections 4.3 and 9.1 hereof.  The Trust is a Delaware statutory trust, with its principal place of business at 225 West Washington Street, 21st Floor, Chicago, Illinois 60606. The World Funds Trust is a Delaware statutory trust, with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Transferring Fund and the Acquiring Fund (each a “Fund”), and of and by the Trust and World Funds Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each entity of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of such entity or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or entity of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.  The reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) (which is being established solely for the purpose of acquiring these assets and continuing the Transferring Fund’s business) and the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (ii) the distribution, after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Transferring Fund and Acquiring Fund intend the Reorganization to be a "reorganization" described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), the related Treasury Regulations  (the “Treasury Regulations”), and other guidance provided by the Internal Revenue Service (the “IRS”), and adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations sections 1.368-2(g) and 1.368-3(a);

WHEREAS, the Law Offices of John H. Lively & Associates, Inc. will render a federal tax opinion on the date on which the Reorganization is consummated that the Reorganization qualifies as a reorganization under Section 368(a)(1)(F) of the Code;

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust,  including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment

Company Act of 1940, as amended (the “1940 Act”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its  shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of the World Funds Trust, including a majority of the Trustees who are not “interested persons” of the World Funds Trust as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and has further determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent unaudited statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of the Transferring Fund’s assets as of the date thereof.  The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in financial position as reflected in such financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities or other investments and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date (the "Liabilities").

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) the Transferring Fund will liquidate and distribute pro rata to the Transferring Fund’s shareholders (the “Transferring Fund Shareholders”) of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Such liquidation and distribution shall be accomplished on a class equivalent basis.  All issued and outstanding shares of the Transferring Fund ("Transferring Fund Shares") will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the proxy statement relating to the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby (the “Proxy Statement”), which will have been distributed to shareholders of the Transferring Fund.

1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than that of a registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, for periods ending on or before the Closing Date, is and shall remain the responsibility of the Transferring Fund.

1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Fund promptly following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Transferring Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

2.2 CALCULATION OF NUMBER OF ACQUIRING FUND SHARES. For purposes of the Reorganization, the net asset value per share of the Acquiring Fund Shares to be issued shall be equal to the Transferring Fund’s net asset value per share computed as of the close of business of the New York Stock Exchange on the Valuation Date.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Transferring Fund’s assets shall be equal to the number of full and fractional Transferring Fund Shares issued and outstanding on the Valuation Date.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by Mutual Shareholder Services, LLC, the Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Fund and confirmed by Commonwealth Fund Services, Inc., the Acquiring Fund’s accounting agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Parties shall make respective best efforts to close the Reorganization (the “Closing”) on or before February ______, 2016 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m. Eastern time at the offices of ____________________, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Transferring Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 SUB-TRANSFER AGENT’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its sub-transfer agent to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.4 CUSTODIAN’S CERTIFICATE. The Transferring Fund’s Treasurer shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The Transferring Fund represents and warrants to the World Funds Trust and the Acquiring Fund as follows:

(a)

The Transferring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware.

(b)

The Transferring Fund is separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and the registration of the Trust with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c)

The current prospectus and statement of additional information of the Transferring Fund conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, a violation of any provision of federal law (including the 1940 Act), Delaware Law, the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e)

The Transferring Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that will be terminated, with such termination resulting in liability to the Transferring Fund, prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement.  The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g)

All audited financial statements of the Transferring Fund at December 31, 2014 and unaudited financial statements from June 30, 2015 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h)

Since audited December 31, 2014 financial statements and unaudited June 30, 2015 financial statements, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i)

At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.  The Transferring Fund is in compliance in all material respects with all applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

(j)

For each taxable year of its operation prior to the current year, the Transferring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.  Subject to the accuracy of the covenants, representations and warranties of the Acquiring Fund, the Transferring Fund expects to continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year. The Transferring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Code Sections 852 or 4982 that has not been paid. The Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply.

(k)

All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund’s shares, nor is there outstanding any security convertible into any of the Transferring Fund’s shares.

(l)

At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)

The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)

The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)

The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(p) The Transferring Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business as a regulated investment company.

(q) The Transferring Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

(r) Not more than 25% of the value of the Transferring Fund's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Trust and the Transferring Fund as follows:

(a)

The Acquiring Fund is a separate investment series of the World Funds Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)

The Acquiring Fund is a separate investment series of the World Funds Trust, which is registered as an investment company classified as a management company of the open-end type, and the registration of the World Funds Trust with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)

The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of federal law (including the 1940 Act), Delaware Law, the World Funds Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)

Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the World Funds Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The World Funds Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)

[Intentionally omitted.]

(g)

The Acquiring Fund has not commenced and will not commence operation prior to the Closing Date; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

(h)

Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) other securities issued by the Acquiring Fund, except for a nominal number of initial shares issued to John Pasco, III (the “Initial Shares”) for the purpose of enabling such person to vote on matters required by the 1940 Act, which Initial Shares shall be redeemed by the Acquiring Fund at or before the Closing for the price at which they were issued.

(i)

The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the World Funds Trust, and this Agreement constitutes a valid and binding obligation of the World Funds Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)

The Acquiring Fund Shares to be issued and delivered to the Transferring Fund for the account of the Transferring Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k)

The information furnished by the World Funds Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l)

The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n)

The World Funds Trust has filed a post-effective amendment to its registration statement on Form N-1A with the Commission, for the purpose of registering the Acquiring Fund as a series of the World Funds Trust. The post-effective amendment will be effective on or before the Closing Date.

(o)

Prior to the Closing, the Acquiring Fund will not have carried on any business activity and will never have had any assets or liabilities.

(p) No consideration other than Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(q) The Acquiring Fund and World Funds Trust is not (and will not be) classified as a partnership, and instead the Acquiring Fund will be classified as a corporation for federal tax purposes.  The Acquiring Fund will file a federal income tax return for the taxable year that includes the Closing Date as a "regulated investment company" (a "RIC") on Form 1120-RIC; the Acquiring Fund will be a "fund" (as defined in Code section 851(g)(2), eligible for treatment as a separate corporation under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; the Acquiring Fund will meet the requirements of Subchapter M for qualification as a RIC, and will compute its federal income tax under Code Section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax.

(r)  There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in Code section 851(g)(2)) following the Reorganization.

(s) Assuming the truthfulness and correctness of the Transferring Fund's representation and warranty in paragraph 4.1(r), immediately after the Reorganization (1) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers.

(t) Immediately after the Closing, the Acquiring Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

(u) The fair market value of the Acquiring Fund Shares each Transferring Fund Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

(v) The Transferring Fund Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(w) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

(x) None of the compensation received by any Transferring Fund Shareholder who or that is an employee of or service provider to the Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Transferring Fund Shareholder holds;  none of the Acquiring Fund Shares any such Transferring Fund Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Transferring Fund Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

(y) No expenses incurred by the Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund, the World Funds Trust, the Trust, the Adviser or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to the Transferring Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(z) Immediately following consummation of the Reorganization, (1) the Transferring Fund Shareholders will own all the Acquiring Fund Shares and will own those Acquiring Fund Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization, and (2) the Acquiring Fund will hold the same assets -- except for assets used to pay the Fund's expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends and redemptions in the ordinary course of the Transferring Fund's business as an open-end regulated investment company, pursuant to Section 22(e) of the 1940 Act) the Transferring Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.3 REPRESENTATIONS OF CLIFFORD CAPITAL PARTNERS, LLC.  Clifford Capital Partners, LLC represents and warrants to the Trust and the Transferring Fund as follows:

(a)

Clifford Capital Partners, LLC will release and hold harmless Trust, its trustees, officers, employees and service providers, including its administrator, custodian, accounting services agent, transfer agent, custodian, legal counsel, principal underwriter and independent registered public accounting firm and their respective trustees/directors, officers and employees from any and all adverse claims now existing or that have previously arisen, whether known or unknown.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the World Funds Trust and the Trust will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 LIQUIDATING DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7.  PRODUCTION OF FINAL FINANCIAL STATEMENTS.  The Trust, on behalf of the Transferring Fund, shall undertake to complete the production of the audited financial statements for the period ending December 31,2015 notwithstanding the fact that the Closing occurs prior to the completion of the time at which such financial statements are due to be completed.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF A TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1

(a)

All representations and warranties of the World Funds Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the  Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the World Funds Trust’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

(b)

The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

(c)

The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraphs 2.2 and 2.3.

6.2 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion from the Law Offices of John H. Lively & Associates, Inc., counsel to the World Funds Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

(a)

The Acquiring Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b)

The Acquiring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)

This Agreement has been duly authorized, executed, and delivered by the World Funds Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Transferring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)

Assuming that consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund have any statutory preemptive rights in respect thereof.

(e)

The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the World Funds Trust’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the World Funds Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the World Funds Trust or the Acquiring Fund is a party or by which it is bound.

(f)

In the ordinary course of such counsel’s representation of World Funds Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the World Funds Trust or any of its properties or assets and the World Funds Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.

(g)

To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the World Funds Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of the Law Offices of John H. Lively & Associates, Inc. with the consent of the Transferring Fund appropriate to render the opinions expressed therein.

6.3 The Trust and World Funds Trust shall have received an opinion of the Law Offices of John H. Lively & Associates, Inc. as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)

The transfer by the Transferring Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Transferring Fund's liabilities, and the distribution of such shares to the Transferring Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code and each Fund will be “a party to the reorganization” (within the meaning of Code section 368(b));

(b)

No gain or loss will be recognized by the Transferring Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and gain that may be recognized on the transfer of stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(c)

No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(d)

No gain or loss will be recognized by the shareholders of the Transferring Fund upon the distribution to them of Acquiring Fund Shares in exchange for their shares of the Transferring Fund;

(e)

The basis of the Acquiring Fund Shares received by each shareholder of the Transferring Fund will be the same as the basis of the shareholder's Transferring Fund Shares immediately prior to such transactions;

(f)

The basis of the Transferring Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Transferring Fund immediately prior to such transactions;

(g)

Each Transferring Fund Shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Transferring Fund exchanged therefor, provided that the shareholder held such shares of the Transferring Fund as a capital asset; and

(h)

The holding period of the Acquiring Fund with respect to the Transferring Fund Assets will, in each case, include the period for which such Assets were held by the Transferring Fund.

Such opinion shall be based on customary assumptions, limitations and such representations as the Law Offices of John H. Lively & Associates, Inc. may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel, with the consent of the Transferring Fund, appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.

6.4 The post-effective amendment on Form N-1A filed by the World Funds Trust with the Commission to register the Acquiring Fund as a series of the World Funds Trust is effective and no stop order has been issued by the Commission.

6.5 Subject to paragraph 6.4, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the   Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

7.3

The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date.

7.4

The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraphs 2.2 and 2.3.

7.5 With respect to the Transferring Fund, the World Funds Trust shall have received on the Closing Date an opinion of The Law Offices of John H. Lively & Associates, Inc., counsel to the Trust and the Transferring Fund, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

(a)

The Trust is a statutory trust organized and existing under the laws of the State of Delaware and has power as a statutory trust to own all of its properties and assets and to carry on its business as an open-end investment company as described in the Proxy Statement, and the

Transferring Fund is a series thereof duly constituted in accordance with the Declaration of Trust and Bylaws of the Trust.

(b)

The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, as far as such counsel knows, such registration under the 1940 Act has not been revoked or suspended.

(c)

This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Transferring Fund, and assuming due authorization, execution, and delivery of this Agreement by the World Funds Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)

The execution and delivery of this Agreement by the Trust on behalf of the Transferring Fund did not, and the performance by the Trust and the Transferring Fund of their obligations hereunder will not: (1) violate the Declaration of Trust or Bylaws of the Trust; or (2) violate any provision of any agreement disclosed in or filed with the Transferring Fund’s registration statement on Form N-1A to which the Trust or the Transferring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the Trust or the Transferring Fund is a party or by which it or its property is bound.

(e)

As far as such counsel knows, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Transferring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts, or under state securities laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of The Law Offices of John H. Lively & Associates, Inc. or local Delaware counsel, with the consent of the Acquiring Fund, appropriate to render the opinions expressed therein.

7.6 The Trust and World Funds Trust shall have received the opinion of the Law Offices of John H. Lively & Associates, Inc. described in paragraph 6.3.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1 or in paragraph 6.3.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The registration statement on Form N-1A for the World Funds Trust, including the post-effective amendment to register the Acquiring Fund as a series of the World Funds Trust, shall be effective.

8.5 At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders’ interests.

8.6 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

ARTICLE IX

EXPENSES

9.1 Clifford Capital Partners, LLC, the investment adviser to each Fund, will pay the costs and expenses incurred in connection with the Reorganization (including costs and expenses incurred in connection with the preparation and distribution of any proxy statement or other costs incurred in connection with the special meeting of Transferring Fund Shareholders, including the fees and expenses of counsel).

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Trust’s or the World Funds Trust’s Board of Trustees that the consummation of the transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or the World Funds Trust, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the World Funds Trust; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval. To the extent that it is subsequently determined that the Reorganization does not constitute a reorganization within the meaning of Section 368(a) of the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization constitutes such a reorganization.

ARTICLE XIII.

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Cottonwood Mutual Funds:

Cottonwood Mutual Funds

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

Attention: Daniel T. Hart

With copies (which shall not constitute notice) to:

The Law Offices of John H. Lively & Associates, Inc.

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas  66211

Attention: John Lively

If to the World Funds Trust:

World Funds Trust

c/o The Commonwealth Companies,

8730 Stony Point Parkway Suite 205,

Richmond, Virginia 23235

Attention: Karen Shupe

With copies (which shall not constitute notice) to:

The Law Offices of John H. Lively & Associates, Inc.

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas  66211

Attention: John Lively

If to Clifford Capital Partners, LLC:

40 Shuman Blvd., Suite 256

Chicago, Illinois 60563

Atten: Wayne Pierson

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

14.5 With respect to the Trust and the World Funds Trust, the names used herein refer respectively to the entities created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund or the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund or the Acquiring Fund, respectively, for the enforcement of any claims against the Transferring Fund or the Acquiring Fund, respectively.

14.6 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WORLD FUNDS TRUST ON BEHALF OF ITS SERIES PORTFOLIO, CLIFFORD CAPITAL PARTNERS FUND

By:

_______________________________

Name:  John Pasco, III

Title:  President

COTTONWOOD MUTUAL FUNDS ON BEHALF OF ITS SERIES, CLIFFORD CAPITAL PARTNERS FUND

By:

_______________________________

Name:

Title:

President

CLIFFORD CAPITAL PARTNERS, LLC SOLELY WITH RESPECT TO SECTIONS 4.3 AND 9.1

By:

_______________________________

Name:  Wayne G. Pierson

Title:

Principal

EXHIBIT B

Nominating and Corporate Governance Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1.

The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.

The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.  See Appendix A for Procedures with Respect to Nominees to the Board.

2.

The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.

The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.

The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.

The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.

The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.

The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:

August 2, 2013

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.

Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.

Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion.  Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.

Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

PROXY CARD

Cottonwood Mutual Funds

Clifford Capital Partners Fund

Proxy for a meeting of shareholders to be held on January 13, 2016

The undersigned hereby appoints Daniel T. Hart and Greg Myers as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Central Time / 11:00 a.m. Eastern Time, on January 13, 2016 at the offices of the Trust at 225 West Washington Street, 21st Floor, Chicago, Illinois 60606 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

___________________________________________
Signature(s)	(Title(s), if applicable)

This proxy will be voted as specified below. If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournment thereof. Please indicate by filling in the appropriate box below.

Proposal 1 -

To approve the Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a corresponding series of World Funds Trust.

FOR	AGAINST	ABSTAIN
□	□	□

Proposal 2 -

To approve revisions to the Fund’s fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH

2.7, CHECK THIS BOX:  □

If you wish to vote on the following proposals numbered 2.1 through 2.13 individually, vote below:

2.1

To amend the fundamental investment restriction regarding borrowing money.

FOR □  AGAINST □  ABSTAIN □

2.2

To amend the fundamental investment restriction regarding senior securities.

FOR □  AGAINST □  ABSTAIN □

2.3

To amend the fundamental investment restriction regarding underwriting.

FOR □  AGAINST □  ABSTAIN □

2.4

To amend the fundamental investment restriction regarding real estate.

FOR □  AGAINST □  ABSTAIN □

2.5

To amend the fundamental investment restriction regarding commodities.

FOR □  AGAINST □  ABSTAIN □

2.6

To amend the fundamental investment restriction regarding loans.

 FOR □  AGAINST □  ABSTAIN □

2.7

To eliminate the fundamental investment restriction regarding concentration.

FOR □  AGAINST □  ABSTAIN □

In their discretion, the named proxies may vote upon any other matters which may legally come before the Special Meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE JANUARY 13, 2016

 Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME